Exhibit 10.25

SIXTH AMENDMENT TO SERVICES AGREEMENT

BETWEEN

NST CONSULTING, LLC

AND

ACLARIS THERAPEUTICS, INC.

This Sixth Amendment to the Services Agreement (“Sixth Amendment”) made and entered into this 21st day of  December 2016 and shall be  effective as of January 1, 2017 (“Effective Date”), by and between NST CONSULTING, LLC (“NST’) and ACLARIS THERAPEUTICS, INC. (“Aclaris”).

WHEREAS, NST provides certain management services to Aclaris pursuant to that certain Services Agreement dated February 5, 2014 (“Services Agreement”), as amended by the First Amendment dated December 19, 2014, the Second Amendment dated August 11, 2015, the Third Amendment dated November 24, 2015, the Fourth Amendment dated January 8, 2016, and the Fifth Amendment dated January 8, 2016 the services being more specifically described therein; and

WHEREAS, NST and Aclaris wish to further amend the Services Agreement as follows;

NOW, THEREFORE, in consideration of and the agreement of each other, NST and Aclaris agree that the Services Agreement shall be and the same is hereby amended as follows:

1.    Incorporation of Recitals.  The recitals set forth above, the Services Agreement referred to therein and the exhibits attached hereto are hereby incorporated herein by reference as if set forth in full in the body of this Sixth Amendment. Capitalized terms not otherwise defined herein shall have the meanings given to them in the Services Agreement.

       2.     Exhibit A. Exhibit A is deleted in its entirety and replaced with the new Exhibit A attached hereto.

         4.  Binding Effect.  Except as expressly amended hereby, the Services Agreement remains in full force and effect in accordance with its terms.

IN WITNESS WHEREOF, NST and Aclaris have duly executed this Sixth Amendment on the date first above written.

NST CONSULTING, LLC                                         ACLARIS THERAPEUTICS, INC.

By: _/s/ Doug Gessl_________________                    By: _/s/ Frank Ruffo_______________

Name: _Doug Gessl_________________                   Name: _Frank Ruffo_______________

Title:  _CFO________________________                  Title: _CFO______________________

EXHIBIT A- 6th Amendment

(effective November 1, 2016)

•	Personnel Compensation paid by Aclaris to NST:

NST will provide the services of Kelly Copeland (33.33% time allocation) and Evan Dick (60% time allocation).  The total monthly cost for these services for November and December 2016 will remain $24,050 (includes benefits charge and excludes annual bonuses). Effective January 1, 2017, NST will no longer provide the services of Kelly Copeland or Evan Dick.

•	Administrative Support Staff:

November and December 2016: (33.33% of M. Walker, 85% T. Rambert, 25% J. Good)

$7,515/month (includes benefits charge, excludes annual bonuses)

Effective January 1, 2017: (33.33% of M. Walker, 85% T. Rambert, 20% J. Good)

$7,375/month (includes benefits charge, excludes annual bonuses)

•	Total Overhead Charge:

For November and December 2016 the Overhead Charge will be $10,060/month which covers utilities, phone system, general insurance, use of existing  furniture, etc., but not phones, laptop/desktop computers, office or kitchen supplies.   Effective January 1, 2017 the Overhead Charge will increase by 3% to $10,360/month.

•	Monthly Amounts Due from Aclaris to NST:

Nov. & Dec. 2016Jan. – Dec. 2017

Personnel:                  $24,050.00    $  0.00

      Administrative Support Staff:    $  7,515.00    $  7,375.00

      Overhead Charge:    $10,060.00    $10,360.00

     Total Due from Aclaris to NST

for Services Provided:    $41,625.00    $17,735.00

•	Personnel Compensation paid by NST to Aclaris:
(1)

For November and December 2016, reimbursement for Christopher Powala (10% time allocation), Stuart Shanler (10% time allocation) and Lisa Shultz (25% time allocation) including a ~25% benefits = $9,425.00.  Effective January 1, 2017 reimbursement for Lisa Shultz (25% time allocation), including ~25% benefits = $3,100.00.

(2)	Annual bonuses are a pass-through via Ralexar Therapeutics, Inc.

•	Monthly Amounts Due from NST to Aclaris:

      Personnel:  Nov. & Dec. 2016 = $9,425.00; Jan. – Dec. 2017 =  $3,100.00

      Admin Support:   Nov. & Dec. 2016 = $1,250.00 (20% of G. Reed, incl. ~25% benefits charge, excludes pass through annual bonus).  Effective January 1, 2017 G. Reed will no longer support Ralexar; $0 for Admin Support.

Total Due from NST to Aclaris for Certain Personnel Reimbursement Expenses:

November and December 2016 = $10,675.00;

Effective January 1, 2017 = $3,100.00

•	Net Monthly Amounts Due from Aclaris to NST (excluding rent):

Monthly Due from Aclaris to NST:  Nov. & Dec. 2016 = $30,950.00

Effective January 1, 2017 = $14,635.00